EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OLYMPIC WEDDINGS INTERNATIONAL, INC. (the  "Company") on Form 10-KSB for the period ended April 30, 2006, as filed with the Securities and Exchange  Commission  on the date hereof (the  "Report"),  I, Brent Sheppard, Chief Executive Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brent Sheppard

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Date: August 4, 2006

Brent Sheppard

Chief Executive Officer and Principal Executive Officer